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                               SILICON VALLEY BANK

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is entered into as of February 27, 2001 by and between SILICON VALLEY BANK ("Purchaser") and ZAMBA CORPORATION (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

         B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1.       REGISTRATION RIGHTS.  The Company covenants and agrees as
                    follows:

                 1.1       DEFINITIONS.  For purposes of this Section 1:

                           (a)      The term "register,"  "registered," and
"registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such Registration Statement or document.

                           (b)      The term "Registrable Securities" means (i)
the Shares, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

                           (c)      The terms "Holder" or "Holders" means the
Purchaser or qualifying transferees under Section 1.9 hereof who hold Registrable Securities.

                           (d)      The term "SEC" means the Securities and
Exchange Commission.

                           (e)      The term "Registration Statement" means a
registration statement filed by the Company with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of its Common Stock (other than a registration statement on a Limited Purpose Form). As used herein, "Limited Purpose Form" means Form S-8 relating solely to employee stock option or purchase plans, or Form S-4 relating solely to an SEC Rule 145 transaction, or any other form (but excluding Forms S-1, S-2,


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S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities.

                 1.2       COMPANY REGISTRATION.

                           (a)      REGISTRATION.  If at any time or from time
to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on a Limited Purpose Form, the Company will:

                                    (i)     promptly give to each Holder written
notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                    (ii)    include in such registration (and
compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 1.2(b) below.

                           (b)      UNDERWRITING.  If the registration of  which
the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.2(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all holders (including the Holders) of Registrable Securities that would otherwise be so underwritten, and the number of shares that may be included in the underwriting shall be allocated to the holders (including the Holders) of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such holders (including the Holders).

                 1.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Holders participating in the offering and the Company.


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                 1.4 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 1.3), the Company will:

                           (a)      (i) in the case of a registration under
Section 1.2, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days.; and (ii) in the case of a registration under Section 1.8, take the actions specified in such Section.

                           (b)      Prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                           (c)      Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d)      Use its best efforts to register and qualify
the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e)      In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)      Notify each Holder of Registrable Securities
covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 1.5       INDEMNIFICATION.

                           (a)      The Company will indemnify each Holder of
Registrable Securities and each of its officers, directors and partners, and each person controlling such


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Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

                           (b)      Each Holder will, if Registrable Securities
held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any such claim,


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loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this Section 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                           (c)      Each party entitled to indemnification under
this Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 1.6 INFORMATION BY HOLDER. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                 1.7 RULE 144 REPORTING. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                           (a)      make and keep public information available,
as those terms are understood and defined in SEC Rule 144;

                           (b)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c)      so long as a Holder owns any Registrable
Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance


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with the reporting requirements of said Rule 144, the Securities Act, and the
Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

                 1.8       DEMAND REGISTRATION OF REGISTRABLE SECURITIES.

                           (a) If the Company shall receive at any time after
the closing of the Agreement, a written request from the Holder that the Company file a registration statement under the Securities Act covering the Registrable Securities, then the Company shall,

                                    (i) within fifteen (15) days of the receipt
                  thereof, give written acknowledgment of such request to the Holder; and

                                    (ii) subject to the limitations of Sections
                  1.8.b-1.8.d, effect, as soon as practicable, the registration under the Securities Act and all such qualifications and compliances as would permit or facilitate the sale and distribution of all Registrable Securities that the Holder requests to be registered.

                           (b) If the Holder intends to distribute the
Registrable Securities covered by its request by means of an underwriting, the Holder shall so advise the Company as a part of its request made pursuant to this Section 1.8 and the Company shall include such information in the written notice referred to in Section 1.8(a). In such event, the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its securities through such underwriting, the Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.8, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise the Holder, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                           (c) If, at the time any written request for
registration is received by the Company pursuant to this Section 1.8, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to
Section 1.2 hereof rather than this Section 1.8, and the rights of the Holder shall be governed by Section 1.2 hereof.

                           (d) Upon the effectiveness of a Registration
Statement under this Section 1.8, the Company will keep such Registration Statement effective for up to ninety (90) days.


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                 1.9 TRANSFER OF REGISTRATION RIGHTS. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under Sections 1.2, 1.7, and 1.8 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this Section 1.9 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

         2.       GENERAL.

                 2.1 WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 2.1.

                 2.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                 2.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                 2.4 ENTIRE AGREEMENT. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                 2.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth below, or at such other address as such Holder shall have furnished to the Company in


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writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Holder in writing.

                 2.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

                 2.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[remainder of page intentionally left blank; signature page follows]


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                 2.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER                                 COMPANY

SILICON VALLEY BANK                       ZAMBA CORPORATION

By: \s\ J. Anthony Clarkson               By:  \s\ Michael H. Carrel
Name: Anthony Clarkson                    Name:  Michael H. Carrel
        (print)                                    (print)
Title:  Vice President                    Title:   Chairman of the Board,
                                                 President or Vice President
Address:                                  Address:

Silicon Valley Bank                       ZAMBA Corporation
Attn: Treasury Department                 3033 Excelsior Boulevard, Suite 200
3003 Tasman Drive                         Minneapolis, Minnesota 55416
Santa Clara, CA  95054


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